Exhibit 10.1

HERITAGE BANK OF ST. TAMMANY

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AMENDMENT NUMBER ONE

TO THE EMPLOYMENT AGREEMENT WITH W. DAVID CRUMHORN

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This Amendment Number One (the “Amendment”) to the Employment Agreement (the “Agreement”) entered into between Heritage Bank of St. Tammany (the “Bank”) and W. David Crumhorn (the “Executive”) is made by the Bank and the Executive, effective as of August 16, 2018.

WHEREAS, the Agreement was entered effective as of February 16, 2017; and

WHEREAS, the Bank and the Executive desire to amend the Agreement to extend the term of the Agreement; and

WHEREAS, pursuant to Section 15(a) of the Agreement, the Agreement may be amended by an instrument in writing signed by the parties.

NOW, THEREFORE, this Amendment is hereby adopted as follows:

1.	Section 2 of the Agreement is hereby amended to add the following sentence to the end of Section 2(a):

“Notwithstanding the foregoing, the term of this Agreement will continue until August 16, 2021, or such other time, as mutually agreed upon by the parties.”

IN WITNESS WHEREOF, the Bank and the Executive have signed this Amendment this 20th day of August, 2018.

HERITAGE BANK OF ST. TAMMANY

By:	/s/ Jason Hunt
Name:	Jason Hunt
Title:	Chairman of the Compensation Committee

EXECUTIVE

/s/ W. David Crumhorn
W. David Crumhorn